FRANKLIN RESOURCES, INC.

FRANKLIN TEMPLETON

Executive Earnings Commentary
Preliminary Fourth Quarter and Fiscal Year Results
October 25, 2019

Exhibit 99.2

Greg Johnson
Chairman of the Board
Chief Executive Officer

Matthew Nicholls
Executive Vice President
Chief Financial Officer

Jennifer Johnson
President
Chief Operating Officer

Contents

Contents	Page(s)
Investment Performance	2
Assets Under Management and Flows	3-5
Flows by Investment Objective	6-8
Financial Results	9-10
Operating Revenues and Expenses	10-12
Other Income and Taxes	12
Capital Management	13-15
Appendix	16-17

Highlights

- The majority of assets under management in our U.S. equity strategies maintained recent performance momentum and ranked in the top two quartiles across the 1-, 3-, 5-, and 10-year periods again this quarter.
- U.S. retail sales increased 12% this fiscal year and 13% over the same quarter a year ago. This contrasts with industry sales in U.S. retail mutual funds that declined 4% this fiscal year through August.[1] Firm-wide sales improved in our U.S. equity strategies for the third consecutive quarter, our taxable U.S. fixed income strategies generated the highest level of quarterly sales in almost two years, and our tax-free fixed income strategies generated another quarter of net inflows.
- We remain focused on expense management and improving operational efficiencies while making strategic investments to support long-term growth. These efforts resulted in certain non-recurring expenses incurred over the course of the fiscal year, reducing our operating income, which was $1.6 billion.
- Partnered with EvoNexus, a leading nonprofit technology incubator, to launch a fintech incubator on our San Mateo campus earlier this month as part of our efforts to further enhance our data science, artificial intelligence and machine learning capabilities.
- Returned almost $1.3 billion (107% of net income) to shareholders this year, inclusive of regular dividends totaling $1.04 per share and the repurchase of 24.6 million shares, including 5.6 million this quarter, which continued to materially exceed share issuance.

Conference Call Details:

Chairman and CEO Greg Johnson, Executive Vice President and CFO Matthew Nicholls, and President and COO Jennifer Johnson will lead a live teleconference at 11:00 a.m. Eastern Time to answer questions of a material nature. Access to the teleconference will be available via investors.franklinresources.com or by dialing (877) 407-8293 in the U.S. and Canada or (201) 689-8349 internationally. A replay of the teleconference can also be accessed by calling (877) 660-6853 in the U.S. and Canada or (201) 612-7415 internationally using access code 13695109, after 2:00 p.m. Eastern Time on October 25, 2019 through November 25, 2019.

Analysts and investors are encouraged to review the Company's recent filings with the U.S. Securities and Exchange Commission and to contact Investor Relations at (650) 312-4091 before the live teleconference for any clarifications or questions related to the earnings release or written commentary.

1. Source: Investment Company Institute

Preliminary Fourth Quarter and Fiscal Year Results
Unaudited

Investment Performance

Peer Group Comparison[1,2]

as of September 30, 2019	% of AUM in Top Two Peer Group Quartiles 1-Year	3-Year	5-Year	10-Year
Equity				
Global/International	37%	29%	28%	29%
United States	87%	69%	67%	73%
Total Equity	59%	47%	45%	49%
Multi-Asset/Balanced	87%	25%	17%	74%
Fixed Income				
Tax-free	49%	46%	45%	45%
Taxable				
Global/International	16%	74%	52%	80%
United States	13%	20%	11%	5%
Total Fixed Income	24%	58%	43%	55%

Firmwide relative investment performance rankings generally waned versus the prior quarter, but we continued to see strong results in our U.S. equity strategies, which generated another quarter of relative outperformance.

Global equity performance remained challenged, but generated strong performance in September, when value outperformed growth and our flagship strategies ranked in the top-decile versus peers. Templeton portfolios have increased "quality" and become more defensive, but they still maintain the contrarian, value-focused approach that our clients expect.

Global events in the quarter negatively impacted Templeton Global Macro performance, including a surge in political uncertainty in Argentina and widespread risk aversion that resulted in a rally in U.S. Treasuries, while most of these strategies have remained positioned for an eventual increase in rates. This team often takes a contrarian approach, investing in positions with unique diversification benefits that may be out of favor in the market in the near-term, but offer significant medium- to longer-term potential.

1. AUM measured in the 1-year peer group rankings represents 85% of our total AUM as of September 30, 2019.

2. The peer group rankings are sourced from Lipper, a Thomson Reuters Company, Morningstar or eVestment and various international third-party providers in each fund's market and were based on an absolute ranking of returns. ©2019 Morningstar, Inc. All rights reserved. The information herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2

Preliminary Fourth Quarter and Fiscal Year Results
Unaudited

Assets Under Management and Flows

Simple Monthly Average vs. End of Period

(in US$ billions, for the three months ended)


724
717
683
650
689
712
711
715
702
693
9/18
12/18
3/19
6/19
9/19
Average AUM
Ending AUM

Ending assets under management declined 3% this quarter and was $693 billion. The decrease was due to a combination of net outflows and market depreciation in the quarter.

Average assets under management also decreased and was $702 billion.

Long-Term Flows

(In US$ billions, for the three months ended)


22.5
21.7
27.0
28.4
23.5
(13.6)
(7.3)
(6.3)
(5.4)
(12.8)
(39.2)
(42.4)
(36.2)
(38.2)
(39.1)
9/18
12/18
3/19
6/19
9/19
Long-Term Sales
Long-Term Redemptions
Net Flows

Net Market Change, Distributions and Other

(In US$ billions, for the three months ended)


6.6
(59.9)
42.3
8.3
(9.8)
9/18
12/18
3/19
6/19
9/19

3

Preliminary Fourth Quarter and Fiscal Year Results
Unaudited

Long-Term Flows: Retail[1]

(In US$ billions, for the three months ended)

United States


9.1
9.3
11.5
10.6
10.3
(5.7)
(1.5)
(1.2)
(1.6)
(4.0)
(17.1)
(22.0)
(14.9)
(16.0)
(16.4)
9/18
12/18
3/19
6/19
9/19
Long-Term Sales
Long-Term Redemptions
Net Flows

International


8.4
7.1
10.8
10.9
9.0
1.6
0.3
(0.7)
(1.6)
(1.2)
(9.7)
(9.7)
(9.8)
(11.2)
(10.9)
9/18
12/18
3/19
6/19
9/19
Long-Term Sales
Long-Term Redemptions
Net Flows

Our U.S. retail business sustained recent sales momentum this quarter and generated a 12% increase in sales this fiscal year, due to the success of several initiatives designed to better serve our clients.

Our model portfolio business continues to gain traction. This quarter we placed six custom managed model portfolios on a large distributor's platform, reflecting ongoing momentum in our multi-asset solutions business. We now offer twelve customizable model portfolios as part of our solutions offerings, which include additional asset allocation, systematic and outcome-oriented capabilities.

In the defined contribution space, we made progress with our newly-established collective investment trust vehicles, and established multi-asset solutions capabilities that generated good initial momentum this year. Our SMA sales increased, with new pricing for the fixed income line-up and ongoing operational improvements positioning us well going forward. While sales within our insurance business have come down in recent years, they have stabilized, due largely to new capabilities designed to better serve our clients, including multi-asset solutions, smart beta products, and a fixed index annuity for the insurance space.

Following the repositioning of certain investment strategies in vehicles and channels demanded by our clients, we have realized improved U.S. retail market share in both the advisory and brokerage channels.

Internationally, retail net flows turned negative this quarter, due in large part to decreased demand for Global Macro strategies that contributed to a decline in sales.

Despite weaker flows more broadly, several international markets experienced improved flows this year including Malaysia, Germany, Italy, South America, and the Gulf and Eastern Mediterranean region. We continue to expand our product offerings to international clients, build important relationships with global gatekeepers in key markets, and engage in several marketing initiatives to promote our multi-asset solutions, Global Macro, emerging markets and ETF capabilities.

1. Graphs do not include high net-worth client flows.

4

Preliminary Fourth Quarter and Fiscal Year Results
Unaudited

Long-Term Flows: Institutional[1]

(In US$ billions, for the three months ended)

United States


2.5
2.5
2.5
3.1
2.5
(2.7)
(0.7)
(2.9)
(1.6)
(3.7)
(5.4)
(4.0)
(5.4)
(4.7)
(6.2)
9/18
12/18
3/19
6/19
9/19
Long-Term Sales
Long-Term Redemptions
Net Flows

International


2.3
2.5
2.0
3.4
1.4
(4.3)
(3.4)
(3.7)
(2.4)
(3.8)
(6.6)
(6.3)
(5.8)
(5.8)
(5.2)
9/18
12/18
3/19
6/19
9/19
Long-Term Sales
Long-Term Redemptions
Net Flows

Institutional outflows were pressured by $3.2 billion of large redemptions from two clients that we noted in last quarter's earnings commentary. $2.5 billion of that was in Canadian mandates with highly competitive fees that were, nevertheless, taken in-house.

Sales of our U.S. institutional business remained relatively steady throughout the year, reflecting a solid pipeline of new business, but flows were pressured by global equity redemption activity.

Internationally, institutional sales slowed to $1.4 billion this quarter, due in part to delayed funding of the $2 billion in wins that we highlighted along with last quarter's earnings release. The total pipeline of won but unfunded international business totaled over $4 billion this quarter, which includes wins from the current and prior quarters that have yet to fund.

1. Graphs do not include high net-worth client flows.

5

Preliminary Fourth Quarter and Fiscal Year Results
Unaudited

Flows by Investment Objective

Global/International Equity

(in US$ billions, for the three months ended)


4.3
4.3
5.1
4.4
3.9
(7.3)
(1.4)
(7.0)
(6.3)
(7.8)
(11.5)
(9.7)
(12.0)
(10.1)
(11.6)
9/18
12/18
3/19
6/19
9/19
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	10%	9%
Redemptions	24%	27%

Global equity net outflows increased this quarter, due primarily to some large redemptions from our institutional business that totaled almost $4 billion. Sales also declined, reflecting decreased demand from our international clients.

Global/International Fixed Income

(in US$ billions, for the three months ended)


7.2
7.4
11.1
12.1
8.2
3.6
1.3
(2.0)
(2.7)
(3.2)
(10.0)
(12.1)
(8.6)
(12.0)
(12.1)
9/18
12/18
3/19
6/19
9/19
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	25%	21%
Redemptions	28%	31%

Our global fixed income strategies incurred $3 billion of net outflows this quarter, due to aforementioned factors and the expected platform-related redemption we noted last quarter. Performance in several global macro strategies drove a decline in sales globally; however, redemptions were essentially flat versus the prior quarter, and several funds remained in positive territory including the cross-border Templeton Emerging Markets Bond fund and U.S.-registered Global Total Return fund. While global fixed income continues to generate the strongest sales across the firm, we expect a redemption of about $800 million in early November from a large client that is withdrawing a portion of its portfolio.

1. Sales and redemptions as a percentage of beginning assets under management are annualized.

6

Preliminary Fourth Quarter and Fiscal Year Results
Unaudited

U.S. Equity

(in US$ billions, for the three months ended)


4.5
4.0
4.1
4.3
4.6
2.8
(0.9)
(1.8)
(1.1)
(0.7)
(5.9)
(6.3)
(5.8)
(5.4)
(5.5)
9/18
12/18
3/19
6/19
9/19
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	16%	16%
Redemptions	22%	20%

Our U.S. equity strategies continued to gain momentum with a third consecutive quarter of improvement. Franklin Dynatech continued to attract strong inflows and achieved a 27% organic growth rate this fiscal year. This is now our 13th largest fund by assets under management. Several other strategies were also successful this year, especially our small cap and core equity strategies, and Franklin Rising Dividends, all of which generated net inflows. U.S. equity sales in our U.S. mutual funds increased 11% fiscal year-to-date through August, compared to industry sales that were flat.[2]

While our growth strategies have performed well and experienced strong growth, our value-oriented U.S equity strategies, despite short term performance improvement, remain under pressure. We expect Franklin Mutual Shares to experience a redemption of about $1.6 billion in the December quarter.

Multi-Asset/Balanced

(In US$ billions, for the three months ended)


3.8
2.8
3.1
3.7
2.5
1.1
(0.4)
(2.3)
(0.1)
(0.9)
(5.4)
(6.8)
(4.4)
(5.6)
(4.5)
9/18
12/18
3/19
6/19
9/19
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	10%	7%
Redemptions	17%	13%

While the decreases in sales and redemptions in the multi-asset/balanced category mostly offset each other this quarter, net flows deteriorated due to lower net exchanges. Although outflows persisted over most of the fiscal year, our asset allocation funds attracted solid net inflows, reflecting momentum within our solutions business, which has been a strategic priority for the company. Another notable bright spot was the cross-border Franklin Global Convertible Securities fund that almost doubled its assets this year and attracted $200 million of net inflows this quarter.

1. Sales and redemptions as a percentage of beginning assets under management are annualized.
2. Source: Investment Company Institute.

7

Preliminary Fourth Quarter and Fiscal Year Results
Unaudited

Tax-Free Fixed Income

(In US$ billions, for the three months ended)


1.2
1.6
1.8
2.1
2.0
0.2
0.7
0.6
(1.1)
(2.0)
(2.7)
(2.2)
(1.9)
(1.9)
(3.9)
9/18
12/18
3/19
6/19
9/19
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	11%	12%
Redemptions	17%	12%

Taxable U.S. Fixed Income

(In US$ billions, for the three months ended)


1.5
1.6
1.8
1.8
2.3
(1.9)
(1.7)
(1.2)
(1.1)
(0.8)
(3.7)
(3.6)
(3.2)
(3.2)
(3.5)
9/18
12/18
3/19
6/19
9/19
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	14%	14%
Redemptions	28%	21%

Tax-free fixed income sustained recent traction with sales and redemptions roughly flat compared to the prior quarter, attracting net inflows of $600 million. Federal, California, and high yield funds generated the strongest demand this quarter.

U.S. taxable fixed income sales increased 28% this quarter but remained in net outflows of $800 million due to redemptions from several floating rate debt funds. We continued with our efforts to introduce and promote the Benefit Street Partners capabilities to institutional clients in the U.S and internationally. We are on track to launch the Senior Opportunities Fund II next quarter and the team is actively working to develop an interval fund for retail clients.

In addition to an institutional win totaling almost $400 million for the category, demand also increased for several other strategies this quarter, including government securities and high-income funds.

We continued to expand our ETF offerings with the launch of the Franklin Liberty U.S. Core Bond active ETF, which aims to provide investors with diversified core fixed income exposure. Our ETFs now number over 50 active, passive, and smart beta products globally and represent $5 billion in assets under management.

1. Sales and redemptions as a percentage of beginning assets under management are annualized.

8

Preliminary Fourth Quarter and Fiscal Year Results
Unaudited

Financial Results

(in US$ millions except per share data, for the three and twelve months ended)

Annual Operating and Net Income[1]


3,028
2,035
2,366
1,727
2,264
1,697
2,119
764
1,557
1,196
9/15
9/16
9/17
9/18
9/19
Operating Income
Net Income1

Annual Diluted Earnings Per Share


$3.29
$2.94
$3.01
$1.39
$2.35
9/15
9/16
9/17
9/18
9/19

We are pleased with the outcome of our cost reduction efforts implemented this fiscal year, which we anticipate will provide support to our margin going forward as we continue to invest in important initiatives, improve efficiencies and drive long-term growth. Financial results for fiscal 2019 reflect lower assets under management and several non-recurring expenses associated with implementation of these initiatives, which contributed to the decrease in operating income to $1.6 billion. Excluding non-recurring items, which are summarized on page 11, and the impact of our Benefit Street Partners acquisition, non-sales and distribution expenses were slightly down versus 2018.

Although operating income declined, net income of $1.2 billion and diluted earnings per share of $2.35 increased over the prior year, due primarily to the tax expense associated with the Tax Cuts and Jobs Act that was recorded in fiscal 2018, reducing net income by about $1 billion and diluted earnings per share by $1.80.

Looking ahead to fiscal year 2020, we still expect non-distribution expenses, including Benefit Street Partners, to be slightly down versus 2019 on an as-reported basis, as the benefits of our expense reductions are realized.

1. Net income attributable to Franklin Resources, Inc.

9

Preliminary Fourth Quarter and Fiscal Year Results
Unaudited

Financial Results

(in US$ millions except per share data, for the three and twelve months ended)

Quarterly Operating and Net Income[1]


479
503
412
276
380
368
375
246
392
306
9/18
12/18
3/19
6/19
9/19
Operating Income
Net Income1

Quarterly Diluted Earnings Per Share


$0.96
$0.54
$0.72
$0.48
$0.61
9/18
12/18
3/19
6/19
9/19

Financial results for the quarter were largely as expected and we generated $392 million of operating income. A 2% reduction in revenue was more than offset by a 4% reduction in expenses, which led to a modest 4% increase in operating income over the prior quarter.

Investment and other income declined but was offset by lower taxes versus last quarter, leading to higher net income and diluted earnings per share that were $306 million and $0.61, respectively.

Operating Revenues and Expenses

(In US$ millions, for the three months ended)

	Sep-19	Jun-19	Sep-19 vs. Jun-19	Mar-19	Dec-18	Sep-18	Sep-19 vs. Sep-18
Investment management fees	$ 1,001.6	$ 1,019.4	(2%)	$ 992.4	$ 971.8	$ 1,058.9	(5%)
Sales and distribution fees	363.8	367.5	(1%)	358.5	354.8	380.8	(4%)
Shareholder servicing fees	51.4	52.7	(2%)	57.1	55.1	51.8	(1%)
Other	35.7	37.1	(4%)	25.8	29.8	35.7	0%
Total Operating Revenues	**$ 1,452.5**	**$ 1,476.7**	**(2%)**	**$ 1,433.8**	**$ 1,411.5**	**$ 1,527.2**	**(5%)**

Investment management fee revenue declined 2% and was $1 billion this quarter. The decrease was due to lower average assets under management and lower performance fees, which were $13 million. The effective fee rate, excluding performance fees, was 55.8 basis points this quarter.

Lower assets under management and sales levels resulted in a decline in sales and distribution fee revenue, which was $364 million.

Shareholder servicing fees were $51 million this quarter due to lower tax and estate planning fees from our wealth management business.

Other revenue was $36 million and reflected $30 million of dividend and interest income from consolidated investment products that was partially offset in noncontrolling interests.

1. Net income attributable to Franklin Resources, Inc.

10

Preliminary Fourth Quarter and Fiscal Year Results
Unaudited

	Sep-19	Jun-19	Sep-19 vs. Jun-19	Mar-19	Dec-18	Sep-18	Sep-19 vs. Sep-18
Sales, distribution and marketing	$ 463.3	$ 462.4	0%	$ 449.4	$ 444.5	$ 489.7	(5%)
Compensation and benefits	382.4	437.7	(13%)	409.6	355.0	345.1	11%
Information systems and technology	69.8	65.7	6%	62.1	60.9	68.3	2%
Occupancy	38.8	32.2	20%	31.4	31.2	34.6	12%
General, administrative and other	106.7	103.8	3%	101.8	108.4	110.8	(4%)
Total Operating Expenses	**$ 1,061.0**	**$ 1,101.8**	**(4%)**	**$ 1,054.3**	**$ 1,000.0**	**$ 1,048.5**	**1%**

Total expenses, excluding sales, distribution and marketing expense, declined 6.5% for the quarter and increased 11.0% for the fiscal year, which is at the low-end of the guidance we provided last quarter. Excluding non-recurring items and other acquisition related expenses (as detailed in the table below), and the acquisition of Benefit Street Partners, total non-sales, distribution and marketing expense were slightly down for the fiscal year.

Sales, distribution and marketing expense was essentially flat this quarter at $463 million. A decline in asset and sales-based expenses was consistent with the change in sales and distribution revenue but was offset by a $4 million impairment of a deferred commission asset.

Total compensation and benefits expense decreased 13% to $382 million. This decrease was attributable to lower severance, lower headcount and lower variable compensation.

Information systems and technology expense was almost $70 million this quarter and increased more than we expected due primarily to expenses associated with changes to technology projects that resulted from the decision to outsource certain portions of fund administration, which have progressed faster than anticipated.

Occupancy expense increased to $39 million, reflecting higher depreciation expense and other occupancy costs associated with our new buildings in San Mateo, CA and Poznan, Poland. This increase will be largely offset by higher rental income beginning next quarter, which will be reflected in other income.

General, administrative and other expense was $107 million this quarter and reflects seasonally higher expenses.

The following table summarizes the impact of non-recurring and other acquisition-related expenses for the quarter and fiscal year ended September 30, 2019.

Summary of non-recurring expenses and other acquisition-related expenses

three months ended September 30, 2019	Cost structure optimization	Other non-recurring costs[1]	Other acquisition related expenses[2]	Total Expense impact
Compensation and benefits	15.0		20.7	35.7
General, administrative and other		5.9	5.1	11.0

twelve months ended September 30, 2019	Cost structure optimization	Other non-recurring costs[1]	Other acquisition related expenses[2]	Total Expense impact
Compensation and benefits	85.4		63.7	149.1
General, administrative and other		35.9	16.5	52.4

1. Other non-recurring costs include litigation costs of $1.9 million and impairment charges of $4.0 million in the fourth quarter. For the fiscal year, non-recurring costs include impairment charges of $13.3 million, litigation costs of $15.8 million, and transaction-related execution costs of $6.8 million.
2. Other acquisition-related expenses from prior transactions, including eight months of Benefit Street Partners, which include retention compensation and intangible asset amortization that will recur as noted in our 10-Q filing with the Securities and Exchange Commission for the period ended June 30, 2019.

11

Preliminary Fourth Quarter and Fiscal Year Results
Unaudited

Our operating margin was 27.0% for the quarter and the fiscal year. The non-recurring and other acquisition-related expenses, as summarized in the tables on page 11, reduced our operating margin by 322 basis points for the quarter and 349 basis points for the fiscal year.

Operating Margin (%) vs. Average AUM

(in US$ billions, for the quarter ended)


31.3%
29.2%
26.5%
25.4%
27.0%
724
683
689
711
702
9/18
12/18
3/19
6/19
9/19
Operating Margin
Average AUM

Other Income and Taxes

Other Income

(In US$ millions, for the three months ended September 30, 2019)


29.3
(25.5)
6.4
5.2
(7.0)
6.7
(10.8)
4.3
10.2
14.5
Interest and dividend income
Equity method investments
Gains/losses on investments, net
Rental income
Interest expense
Foreign exchange and other
Consolidated Investment Products (CIPs)
Total other income
Noncontrolling interests 1
Other income, net of noncontrolling interests

Other income, net of non-controlling interests was $15 million this quarter. Lower investment income was mostly attributable to mark-to-market declines from equity method investments of almost $26 million, compared to net gains of $6 million in the prior quarter. Rental income was $5 million, though we expect this to increase by roughly 50% going forward as we begin to realize the full benefit of several lease agreements at our San Mateo, CA campus.

A revision to our transition tax estimate of $86 million in the prior quarter drove our fiscal year tax rate up to 26.8% this year. This quarter's rate of 21.9% is more normalized and we expect the rate for fiscal year 2020 to be in the range of 21-22%.

1. Reflects the portion of noncontrolling interests, attributable to third-party investors, related to CIPs included in Other income.

12

Preliminary Fourth Quarter and Fiscal Year Results
Unaudited

Capital Management

Allocation of Cash and Investments[1]

(In US$ millions, as of September 30, 2019)


8.5
1.4
0.7
0.3
1.0
5.1
0.8
0.7
3.6
Total cash and investments
Product development related investments 2
Other strategic investments
Regulatory capital requirements
Supplemental operating liquidity
Other discretionary cash and investments
Income tax liability
Debt
Remaining discretionary cash and investments

Cash and investments, including our direct investments in consolidated investment products, ended the quarter at $8.5 billion. Other discretionary cash and investments (net of Product development related investments, Other strategic investments, Regulatory capital requirements and Supplemental operating liquidity) increased $0.4 billion this quarter, primarily due to product rationalization within our seed portfolios.

We continue to explore acquisition related growth opportunities in the global asset and wealth management arena. Our efforts have been focused on opportunities with potential to grow our wealth management business, scale and diversify our alternatives businesses, and enhance our existing international distribution capabilities. Additionally, we've looked at ways to scale our institutional business and certain investment strategies. We believe developing these capabilities will greatly enhance our ability to meet investor needs over the coming decade as demand increases for outcome-oriented solutions and alternatives to traditional asset management, and as savings grow among key demographic groups globally.

1. Includes direct investments in consolidated investment products of $1.1 billion.
2. Includes undrawn capital commitments of $268 million.

13

Preliminary Fourth Quarter and Fiscal Year Results
Unaudited

Change in Ending Shares Outstanding


20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
9/14 3/15 9/15 3/16 9/16 3/17 9/17 3/18 9/18 3/19 9/19
BEN
U.S. Asset Managers Average (ex-BEN)1
U.S. Asset Managers (ex-BEN)1: 1% Compound Annual Dilution
BEN: 4% Compound Annual Accretion

Share Repurchases (US$ millions) vs. Average BEN Price


$60
$50
$40
$30
$20
$10
$0
178 151 190 218 500 404 337 327 256 262 167 175 168 200 433 446 348 327 145 121 163
9/14 3/15 9/15 3/16 9/16 3/17 9/17 3/18 9/18 3/19 9/19
Share Repurchase Amount
BEN Average Price for the Period
Special Cash Dividend Declared
Special Cash Dividends per Share Declared:
Feb-18: $3.00
Dec-14: $0.50

This quarter we repurchased 5.6 million shares for a total cost of $163 million, and reduced shares outstanding by 1% this quarter and 4% this fiscal year.

1. U.S. asset managers include AB, AMG, APAM, APO, ARES, BLK, BSIG, BX, CG, CNS, EV, FII, GBL, HLNE, IVZ, KKR, LM, MN, OAK, OZM, PZN, TROW, VCTR, VRTS, WDR and WETF. Source: Thomson Reuters and company reports.

14

Preliminary Fourth Quarter and Fiscal Year Results
Unaudited

Trailing 12 Months Share Repurchases and Dividends[1]

(US$ millions and percentage of net income)


$3,685
96%
100%
31%
$1,774
82%
33%
$1,458
68%
37%
$1,284
63%
44%
12/18
03/19
06/19
09/19
Regular Dividends
Special Dividends
Share Repurchases

While we have preserved balance sheet capital to execute on important investment opportunities, we have consistently rewarded our long-term investors by returning our net earnings to shareholders via dividends and repurchases. For the trailing twelve-month period, we returned almost $1.3 billion, or 107% of net income, consistent with our targeted payout ratio.

1. The chart above illustrates the amount of share repurchases and dividends over the trailing 12 months, for the period ended. Dividend payout is calculated as dividend amount declared divided by net income attributable to Franklin Resources, Inc. for the trailing 12-month period. Repurchase payout is calculated as stock repurchase amount divided by net income attributable to Franklin Resources, Inc. for the trailing 12-month period.

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Preliminary Fourth Quarter and Fiscal Year Results Unaudited Appendix Mix of Ending Assets Under Management (as of September 30, 2019) Investment Objective (US$ billions) Sep-19 39% Equity $ 270.5 1% Multi Asset/Balanced 134.3 Fixed Income 278.3 2% Cash Management 9.5 3% 69% Total $ 692.6 13% Sales Region 40% 13% (US$ billions) Sep-19 20% United States $ 477.9 Europe, Middle East 87.9 and Africa Asia-Pacific 89.0 Canada 24.3 Latin America 13.5 Total $ 692.6 Sales and Distribution Summary (in US$ millions, for the three months ended) Sep-19 Jun-19 Change % Change Asset-based fees $ 296.3 $ 297.9 (1.6) (1%) Asset-based expenses (369.9) (371.7) 1.8 (0%) Asset-based fees, net $ (73.6) $ (73.8) $ 0.2 (0%) Sales-based fees 64.0 66.4 (2.4) (4%) Contingent sales charges 3.5 3.2 0.3 9% Sales-based expenses (67.7) (70.4) 2.7 (4%) Sales-based fees, net $ (0.2) $ (0.8) $ 0.6 (75%) Amortization of deferred sales commissions (25.7) (20.3) (5.4) 27% Sales and Distribution Fees, Net $ (99.5) $ (94.9) $ (4.6) 5% 16

Preliminary Fourth Quarter and Fiscal Year Results Unaudited Appendix (continued) CIPs Related Income Statement Impact (in US$ millions, for the three and twelve months ended) FY Sep-19 Sep-19 Operating Revenues $ 22.7 $ 74.4 Operating Expenses 3.3 14.6 Operating Income $ 19.4 $ 59.8 Investment Income (1.0) (22.1) This table summarizes the Interest Expense (0.6) (2.3) impact of CIPs on the CIPs (10.8) (26.3) Company’s reported U.S. Other Income $ (12.4) $ (50.7) GAAP financial results. Net Income $ 7.0 $ 9.1 Less: net income attributable to 1.7 5.4 noncontrolling interests Net Income Attributable to Franklin $ 5.3 $ 3.7 Resources, Inc. 17

Forward-Looking Statements The financial results in this commentary are preliminary. Statements in this commentary regarding Franklin Resources, Inc. (“Franklin”) and its subsidiaries, which are not historical facts, are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this commentary, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “preliminary” or other similar words are forward-looking statements. Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. While forward-looking statements are our best prediction at the time that they are made, you should not rely on them and are cautioned against doing so. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. They are neither statements of historical fact nor guarantees or assurances of future performance. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018 and Franklin’s subsequent Quarterly Reports on Form 10-Q: • Volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results. • The amount and mix of our assets under management (“AUM”) are subject to significant fluctuations. • We are subject to extensive, complex, overlapping and frequently changing rules, regulations, policies, and legal interpretations. • Global regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our financial condition and results of operations. • Failure to comply with the laws, rules or regulations in any of the jurisdictions in which we operate could result in substantial harm to our reputation and results of operations. • Changes in tax laws or exposure to additional income tax liabilities could have a material impact on our financial condition, results of operations and liquidity. • Any significant limitation, failure or security breach of our information and cyber security infrastructure, software applications, technology or other systems that are critical to our operations could disrupt our business and harm our operations and reputation. • Our contractual obligations may subject us to indemnification costs and liability to third parties. • Our business operations are complex and a failure to properly perform operational tasks or the misrepresentation of our services and products, or the termination of investment management agreements representing a significant portion of our AUM, could have an adverse effect on our revenues and income. • We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries. • We depend on key personnel and our financial performance could be negatively affected by the loss of their services. • Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and income. • Changes in the third-party distribution and sales channels on which we depend could reduce our income and hinder our growth. • Our increasing focus on international markets as a source of investments and sales of our products subjects us to increased exchange rate and market-specific political, economic or other risks that may adversely impact our revenues and income generated overseas. • Harm to our reputation or poor investment performance of our products could reduce the level of our AUM or affect our sales, and negatively impact our revenues and income. • Our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation. • Our ability to successfully manage and grow our business can be impeded by systems and other technological limitations. • Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm, or legal liability. 18

Forward-Looking Statements (continued) • Regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with our business, could adversely impact our AUM, increase costs and negatively impact our profitability and/or our future financial results. • Our ability to meet cash needs depends upon certain factors, including the market value of our assets, operating cash flows and our perceived creditworthiness. • We are dependent on the earnings of our subsidiaries. Any forward-looking statement made by us in this commentary speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. The information in this commentary is provided solely in connection with this commentary, and is not directed toward existing or potential investment advisory clients or fund shareholders. Investor Relations Contacts 1 (650) 312‐4091 Lucy Nicholls 1 (916) 463‐4357 19